Exhibit 10.8

THIRD AMENDMENT
TO
LOAN AGREEMENT

This Third Amendment to Loan Agreement (the “Amendment”) is entered into as of November 8, 2017 by and between Agility Capital II, LLC (“Lender”) and Accelerize Inc. (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan Agreement dated as of March 11, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of November 29, 2016 and that certain Consent to Waiver of Loan Agreement dated as of August 14, 2017 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     The outstanding principal balance of the Advance owing to Lender under the Agreement as of the date hereof is $325,000. On the date hereof, Lender shall make an additional loan to Borrower in the amount of $300,000 (the “Additional Loan”), which shall be deemed an “Advance” under the Agreement, such that after giving effect to the making of the Additional Loan, the aggregate principal amount of the Advance owing to Lender shall be $625,000.

2.     Borrower shall continue to make principal and interest payments on account of the Advance (as modified herein) in accordance with the terms set forth in Section 1 of the Agreement.

3.     The Maturity Date set forth on the first page of the Agreement and in Section 1(f) of the Agreement is hereby modified to be December 31, 2018.

4.     On the date hereof, a loan modification fee in the amount of $125,000 is fully earned and non-refundable, shall be deducted from the proceeds of the Additional Loan.

5.     Lender acknowledges and agrees that, in consideration of the foregoing, for the 180 day period beginning with the date hereof, Lender shall not sell any of the 519,252 shares of Borrower’s common stock currently owned by Lender without the prior written consent of Borrower.

6.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7.     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

9.     As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)     this Amendment, duly executed by Borrower;

(b)     corporate resolutions and incumbency certificate;

(c)     consent from SaaS Capital;

(d)     payment of the loan modification fee set forth above plus all of Lender’s expenses incurred through the date of this Amendment; and

(e)     such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ACCELERIZE INC.

By:	/s/ Anthony Mazzarella

Name:	Anthony Mazzarella

Title:	CFO

AGILITY CAPITAL II, LLC

By:	/s/ Jeffrey S. Carmody

Name:	Jeffrey S. Carmody

Title:	Managing Partner